Class A Shares (TIPRX) and Class C Shares (TIPPX) of Beneficial Interest

Supplement dated August 5, 2016 to the Class A and Class C Prospectus dated May 16, 2016

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Class A Sales Load

Effective August 8, 2016, Class A shares will no longer charge a sales load for purchases of $1,000,000 or more. Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of Class A shares. Any information in the Class A and Class C Prospectus to the contrary should be disregarded.

Effective August 8, 2016, the following replaces similar information under the heading “Class A Shares.”

Class A Shares

Class A shares are sold at the prevailing net asset value per Class A share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class A shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts;

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares; and

•	Investors in Class A shares may pay a sales load based on the amount of their investment, up to 5.75%, as set forth in the table below. A reallowance will be made by the Distributor from the sales load paid by each investor. There are no sales loads on reinvested distributions. The Fund reserves the right to waive sales loads. The following sales loads apply to your purchases of Class A shares of the Fund:

Amount Invested	Total Sales Load as a % of Offering Price	Total Sales Load as a % of Amount Invested	Broker Commission / Total Dealer Reallowance
Under $200,000	5.75%	6.10%	5.00%
$200,000 to $349,999	5.25%	5.54%	4.50%
$350,000 to $499,999	4.75%	4.99%	4.00%
$500,000 to $749,999	3.75%	3.90%	3.25%
$750,000 to $999,999	2.50%	2.56%	2.00%
$1,000,000 and above	0.00%	0.00%	0.00%*

* Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of Class A shares.

Class A Early Withdrawal Charge (also known as a Contingent Deferred Sales Charge or CDSC)

Effective August 8, 2016, Class A share purchases of $1,000,000 or more are subject to an early withdrawal charge. Class A shareholders who tender for repurchase of Class A shares that were purchased on or after August 8, 2016, and that have been held less than 18 months after purchase, as of the time of repurchase, will be subject to an early withdrawal charge of 1.00% of the original purchase price. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Any information in the Class A and Class C Prospectus to the contrary should be disregarded.

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This Supplement, and the Prospectus and Statement of Additional Information both dated May 16, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling toll-free 1-888-459-1059, or by visiting the Fund’s website at http://www.bluerockfunds.com.